Filed pursuant to Rule 497(a)

File No. 333-183555

Rule 482ad

FOR IMMEDIATE RELEASE

NEWS RELEASE

Contacts:

Main Street Capital Corporation

Dwayne L. Hyzak, CFO and Senior Managing Director

dhyzak@mainstcapital.com

713-350-6000

Dennard • Lascar Associates, LLC

Ken Dennard / ken@dennardlascar.com

Ben Burnham / ben@dennardlascar.com

713-529-6600

Main Street Prices Public Offering of Common Stock

HOUSTON, April 8, 2014 — Main Street Capital Corporation (NYSE: MAIN) (“Main Street”) announced today that it has priced a public offering of 4,000,000 shares of its common stock in an underwritten public offering. Pricing was set at $31.50 per share, and net proceeds from the offering, after deducting underwriting discounts and estimated expenses payable by Main Street, are expected to be approximately $121.4 million. Main Street has also granted the underwriters an option, exercisable for 30 days, to purchase up to 600,000 additional shares of common stock at the public offering price, less the underwriting discount.

Main Street intends to use the net proceeds from this offering, including the net proceeds from any exercise of the underwriters’ option to purchase additional shares, to initially repay outstanding debt borrowed under its credit facility, and then through re-borrowing under the credit facility, to make investments in accordance with its investment objective and strategies, to make investments in marketable securities and idle funds investments, to pay operating expenses and other cash obligations, and for general corporate purposes.

The underwriters of this offering are Raymond James, Goldman, Sachs & Co., Robert W. Baird & Co. Incorporated and RBC Capital Markets, LLC (as joint bookrunners) and Sanders Morris Harris Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, Janney Montgomery Scott LLC, Ladenburg Thalmann & Co. Inc., MLV & Co. LLC and Wunderlich Securities, Inc. (as co-managers).  The shares will be sold pursuant to an effective shelf registration statement on Form N-2 that has been filed with, and has been declared effective by, the U.S. Securities and Exchange Commission. The offering is subject to customary closing conditions and is expected to close on April 11, 2014.

Investors should carefully consider, among other things, Main Street’s investment objective and strategies and the risks related to Main Street and the offering before investing. The final prospectus supplement dated April 8, 2014, including the base prospectus dated August 1, 2013, contains risk factors and other information about Main Street. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from Raymond James, 880 Carillon Parkway, St. Petersburg, Florida 33716 or Goldman, Sachs & Co., 200 West Street, New York, New York 10282.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

ABOUT MAIN STREET CAPITAL CORPORATION

Main Street (www.mainstcapital.com) is a principal investment firm that provides long-term debt and equity capital to lower middle market companies and debt capital to middle market companies. Main Street’s portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors.  Main Street seeks to partner with entrepreneurs, business owners and management teams and generally provides “one stop” financing alternatives within its lower middle market portfolio.  Main Street’s lower middle market companies generally have annual revenues between $10 million and $150 million. Main Street’s middle market debt investments are made in businesses that are generally larger in size than its lower middle market portfolio companies.

Main Street’s common stock trades on the New York Stock Exchange (“NYSE”) under the symbol “MAIN.”  In addition, Main Street has outstanding 6.125% Notes due 2023, which trade on the NYSE under the symbol “MSCA.”

FORWARD-LOOKING STATEMENTS

This press release may contain certain forward-looking statements which are based upon Main Street management’s current expectations and are inherently uncertain. Any such statements other than statements of historical fact are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under Main Street’s control, and that Main Street may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual performance and results could vary materially from these estimates and projections of the future. Such statements speak only as of the time when made and are based on information available to Main Street as of the date hereof and are qualified in their entirety by this cautionary statement. Main Street assumes no obligation to revise or update any such statement now or in the future.

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